Exhibit 99.1

Advent Software Achieves Record Quarterly Revenue of $86 Million and Record Annual Revenue of $326 Million for 2011

Company Reports Record ACV of $34 Million for the Year

SAN FRANCISCO — February 6, 2012 — Advent Software, Inc. (NASDAQ: ADVS), a leading provider of software and services to the global investment management industry, announced today its financial results for the fourth quarter ended December 31, 2011.

“I am very proud of Advent’s 2011 performance and strong fourth quarter finish. We achieved record revenue and record annual contract value, while simultaneously expanding non-GAAP operating margin to 22 percent for the year,” said Stephanie DiMarco, Founder and Chief Executive Officer of Advent.  “In addition to the Company’s strong financial performance, we successfully executed on our core strategies to strengthen our portfolio of products and services and expand our global footprint and addressable market.  As a result, we head into 2012 with great momentum for Advent’s next phase of growth.”

FOURTH QUARTER 2011 RESULTS

GAAP Results for Continuing Operations

The Company reported quarterly revenue from continuing operations of $86.3 million for the fourth quarter of 2011, up from $75.6 million in the fourth quarter of 2010, a 14% increase.  Total annual revenues from continuing operations for the year ended December 31, 2011 were $326.2 million, compared to $283.5 million recorded in 2010, a 15% increase.

Operating income from continuing operations for the fourth quarter of 2011 was $10.1 million, or 12% of revenue, compared to $11.7 million or 16% of revenue for the fourth quarter of 2010.  Operating income from continuing operations for the year ended December 31, 2011 was $42.6 million, or 13% of revenue, compared to $36.3 million, or 13% of revenue, for 2010.

Net income from continuing operations for the fourth quarter of 2011 was $6.5 million compared to $9.2 million in the fourth quarter of 2010, a 29% decrease.   Net income from continuing operations for the year ended December 31, 2011 was $28.3 million compared to $24.3 million for 2010, a 16% increase.

On a fully diluted basis, earnings per share from continuing operations in the fourth quarter of 2011 were $0.12, compared to diluted earnings per share of $0.17 in the fourth quarter of 2010. On a fully diluted basis, earnings per share from continuing operations for the year ended December 31, 2011 were $0.52, compared to $0.45 per share for 2010.

Operating cash flow from continuing operations in the fourth quarter of 2011 was $27.6 million, compared with $24.4 million in the fourth quarter of 2010, a 13% increase. Operating cash flow from continuing operations for the year ended December 31, 2011 was $83.2 million, compared with $76.2 million for 2010, a 9% increase.  Cash, cash equivalents and short and long-term marketable securities totaled $136.3 million as of December 31, 2011, compared to $152.0 million as of December 31, 2010.

Total deferred revenues were $174.9 million as of December 31, 2011, compared to $154.2 million from continuing operations as of December 31, 2010, a 13% increase.

Non-GAAP Results for Continuing Operations

Non-GAAP operating income from continuing operations for the fourth quarter of 2011 was $18.5 million, or 21% of revenue. This compares to $17.9 million from continuing operations, or 24% of revenue, in the fourth quarter of 2010.  Non-GAAP operating income from continuing operations for the year ended December 31, 2011 was $72.2 million, or 22% of revenue.  This represents a 20% increase compared to non-GAAP operating income of $60.2 million, or 21% of revenue for 2010.

On a fully diluted basis, non-GAAP earnings per share from continuing operations were $0.22 in the fourth quarter of 2011 and represent a 5% increase from non-GAAP diluted earnings per share of $0.21 in the fourth quarter of 2010.  On a fully diluted basis, non-GAAP earnings per share from continuing operations were $0.86 for the year ended December 31, 2011, a 21% increase compared to $0.71 per share for 2010.

The reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release.

FOURTH QUARTER HIGHLIGHTS

•                  Strong Fundamental Business Metrics:  The Annual Contract Value (ACV) of our new contract bookings in the fourth quarter of 2011 will contribute $13.7 million in annual revenue once the contracts are fully implemented.  New clients represent a broad cross-section of the investment management industry, from hedge funds and asset managers to family offices, fund administrators and the growing advisory market. The renewal rate was 93% for the third quarter of 2011, a 2 point improvement over the same period last year.

•                  Global Expansion and Execution:  The fourth quarter saw strong demand for Advent’s leading solutions outside of North America.  Advent signed new contracts with firms in Europe, the Middle East, Africa, and Asia.  Revenue from international operations accounted for 18% of total revenue in the fourth quarter and 18% for the full year 2011.

•                  Launch of Advent Portfolio Exchange® (APX) 4.0 and Tradex® 4.0:  Advent launched its most extensive update of APX to date.  With this release, Advent introduced customizable dashboard capabilities to offer greater flexibility and control over report content and format — delivering instant access to more information and with greater clarity.  Tradex®, an easy to use web-based system, allows firms that distribute funds to replace labor-intensive manual procedures for fund share order processing with a highly automated work flow and can be tailored to a specific client and market needs. With these releases, Advent continues to set a new standard in comprehensive portfolio management for both asset managers and wealth managers around the globe.

Advent’s Board of Directors appointed Advent’s President Peter Hess to the position of Chief Executive Officer (CEO) and President, effective June 30, 2012. Stephanie DiMarco, Advent’s founder and CEO, will step down as CEO at the end of June 2012. Ms. DiMarco continues to serve as a Director on Advent’s Board and will be transitioning to an advisory role for the company’s senior management.

FINANCIAL GUIDANCE

Advent provides the following financial guidance for the first quarter and fiscal year 2012:

Guidance	Q1 2012	FY 2012
Total Revenue ($M)	$86-$88	$361-$368
YoY Revenue Growth	14% - 17%	11% - 13%
GAAP Operating Margin	n/a	14.0% - 14.5%
Amortization of Intangibles (% of revenue)	n/a	3%
Stock Compensation Expense (% of revenue)	n/a	6%
Non-GAAP Operating Margin	n/a	23.0% - 23.5%
Operating Cash Flow ($M)	n/a	$90-$96
Capital Expenditures ($M)	n/a	$13-$15
Growth of Weighted Average Shares Outstanding, excluding any share repurchases	n/a	0.25%-0.75% per quarter
Effective Tax Rate (GAAP)	n/a	35% - 40%
Effective Tax Rate (non-GAAP)	n/a	35%

INVESTOR CALL

Advent Software, Inc. will host its Q4 2011 quarterly earnings conference call at 5:00 p.m. Eastern time today.  The Q4 2011 earnings presentation and trended disclosures file, which include highlights and detailed financial information, are currently available at http://investor.advent.com.  To participate via phone, please dial (866) 356-3095 and request conference ID #51691155.  A replay will be available through midnight, February 13, 2012.  The replay number for domestic callers is (888) 286-8010, and for international callers is (617) 801-6888, with the conference ID of #68833003.  The conference call will also be webcast live and then archived on http://investor.advent.com.

ABOUT ADVENT

Advent Software, Inc. (www.advent.com), a global firm, has provided trusted solutions to the world’s leading financial professionals since 1983.  Firms in more than 60 countries use Advent technology.  Advent’s quality software, data, services and tools enable financial professionals to improve service and communication to their clients, allowing them to grow their business while controlling costs.  Advent is the only financial services software company to be awarded the Service Capability and Performance certification for being a world-class support organization.  For more information on Advent products visit http://www.advent.com/about/resources/demos/pr.

ABOUT NON-GAAP FINANCIAL INFORMATION

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the accompanying tables entitled “Reconciliation of Selected Continuing Operations’ GAAP Measures to Non-GAAP Measures.”

FORWARD-LOOKING STATEMENTS

The financial projections under Financial Guidance, and statements regarding our momentum and other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here.  These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva®, Tradex®, and Moxy® products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Syncova Solutions Limited and Black Diamond Performance Reporting LLC, and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2010 annual report on Form 10-K.  The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Advent, the Advent logo, Advent Software, Advent Portfolio Exchange, Geneva and Moxy are registered trademarks of Advent Software, Inc, and Tradex is a registered mark in Norway and the European Union of Advent Norway AS.  All other company names or marks mentioned herein are those of their respective owners.

CONTACT
Media Contact:
Smita Topolski
Advent Software, Inc.
(415) 645-1668
stopolsk@advent.com

Investor Relations Contact:
Heidi Flaherty
Advent Software, Inc.
(415) 645-1145
flaherty@advent.com

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(GAAP, Unaudited)

	December 31
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$65,525	$81,948
Short-term marketable securities	69,908	70,075
Accounts receivable, net	62,125	49,960
Deferred taxes, current	16,294	16,358
Prepaid expenses and other	23,660	17,864
Total current assets	237,512	236,205
Property and equipment, net	42,301	41,524
Goodwill	204,621	145,580
Other intangibles, net	49,521	19,772
Long-term marketable securities	917	—
Deferred taxes, long-term	30,751	33,591
Other assets	15,927	12,059
Noncurrent assets of discontinued operation	2,006	2,095

Total assets	$583,556	$490,826

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,558	$6,737
Accrued liabilities	40,029	34,080
Deferred revenues	166,945	147,896
Income taxes payable	2,972	1,691
Short-term debt	5,000	—
Current liabilities of discontinued operation	488	165
Total current liabilities	225,992	190,569
Deferred revenues, long-term	7,926	6,337
Long-term debt	45,000	—
Other long-term liabilities	16,944	14,844
Noncurrent liabilities of discontinued operation	4,633	5,228

Total liabilities	300,495	216,978

Stockholders’ equity:
Common stock	510	520
Additional paid-in capital	429,734	411,600
Accumulated deficit	(154,053)	(146,887)
Accumulated other comprehensive income	6,870	8,615
Total stockholders’ equity	283,061	273,848

Total liabilities and stockholders’ equity	$583,556	$490,826

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(GAAP, Unaudited)

	Three Months Ended December 31		Twelve Months Ended December 31
	2011	2010	2011	2010

Net revenues:
Recurring revenues	$77,760	$66,715	$291,486	$252,054
Non-recurring revenues	8,525	8,839	34,762	31,447

Total net revenues	86,285	75,554	326,248	283,501

Cost of revenues (1):
Recurring revenues	16,711	13,395	62,329	51,261
Non-recurring revenues	9,953	7,353	39,623	29,175
Amortization of developed technology	2,555	1,503	8,820	6,374

Total cost of revenues	29,219	22,251	110,772	86,810

Gross margin	57,066	53,303	215,476	196,691

Operating expenses (1):
Sales and marketing	19,496	18,480	74,807	69,151
Product development	16,065	13,179	57,561	51,416
General and administrative	9,904	9,391	37,040	37,707
Amortization of other intangibles	956	295	2,807	1,272
Restructuring charges	565	230	696	840

Total operating expenses	46,986	41,575	172,911	160,386

Income from continuing operations	10,080	11,728	42,565	36,305
Interest income and other income (expense), net	(406)	(123)	(1,243)	(895)

Income from continuing operations before income taxes	9,674	11,605	41,322	35,410
Provision for income taxes	3,143	2,357	12,991	11,091

Net income from continuing operations	$6,531	$9,248	$28,331	$24,319

Discontinued operation:
Net income (loss) from discontinued operation (net of applicable taxes of $(114), $23, $1,197 and $(46), respectively)	66	(68)	1,839	(166)

Net income	$6,597	$9,180	$30,170	$24,153

Basic net income per share:
Continuing operations	$0.13	$0.18	$0.55	$0.47
Discontinued operation	—	—	0.04	—
Total operations	$0.13	$0.18	$0.58	$0.47

Diluted net income per share:
Continuing operations	$0.12	$0.17	$0.52	$0.45
Discontinued operation	—	—	0.03	—
Total operations	$0.12	$0.17	$0.56	$0.44

Weighted average shares used to compute net income per share:
Basic	50,848	51,706	51,797	51,535
Diluted	53,051	54,823	54,085	54,476

(1) Includes stock-based employee compensation expense as follows:

Cost of recurring revenues	$619	$466	$2,154	$1,775
Cost of non-recurring revenues	341	295	1,314	1,140
Total cost of revenues	960	761	3,468	2,915

Sales and marketing	1,579	1,578	6,305	5,866
Product development	1,340	1,318	5,138	5,200
General and administrative	1,092	1,135	4,227	4,449
Total operating expenses	4,011	4,031	15,670	15,515

Total stock-based employee compensation expense	$4,971	$4,792	$19,138	$18,430

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Twelve Months Ended December 31
	2011	2010
Cash flows from operating activities:
Net income	$30,170	$24,153
Adjustment to net income for discontinued operation	(1,839)	166
Net income from continuing operations	$28,331	$24,319

Adjustments to reconcile net income to net cash provided by operating activities from continuing operations:
Stock-based compensation	19,138	18,430
Depreciation and amortization	22,632	17,610
Loss on dispositions of fixed assets	2	22
Provision for doubtful accounts	230	188
Reduction of sales return reserves	(187)	(616)
Non-cash impairment loss	500	—
Deferred income taxes	4,700	8,423
Other	101	241
Effect of statement of operations adjustments	47,116	44,298
Changes in operating assets and liabilities:
Accounts receivable	(10,198)	(5,619)
Prepaid and other assets	(6,977)	2,393
Accounts payable	3,734	1,997
Accrued liabilities	3,069	3,053
Deferred revenues	18,560	8,519
Income taxes payable	(451)	(2,742)
Effect of changes in operating assets and liabilities	7,737	7,601

Net cash provided by operating activities from continuing operations	83,184	76,218

Cash flows from investing activities:
Cash used in acquisitions, net of cash acquired	(97,092)	(4,719)
Purchases of property and equipment	(11,252)	(17,418)
Capitalized software development costs	(2,358)	(2,144)
Purchases of marketable securities	(89,236)	(46,496)
Sales and maturities of marketable securities	87,428	36,496

Net cash used in investing activities from continuing operations	(112,510)	(34,281)

Cash flows from financing activities:
Proceeds from common stock issued from exercises of stock options	7,189	14,020
Withholding taxes related to equity award net share settlement	(5,775)	(5,467)
Proceeds from common stock issued under the employee stock purchase plan	6,158	5,793
Repurchase of common stock	(51,582)	(35,881)
Proceeds from debt	50,000	—
Debt issuance costs	(1,901)	—
Excess tax benefits from stock-based compensation	7,055	3,878

Net cash provided by (used in) financing activities from continuing operations	11,144	(17,657)

Net cash transferred from (to) discontinued operation	1,655	(112)

Effect of exchange rate changes on cash and cash equivalents	104	(97)

Net change in cash and cash equivalents from continuing operations	(16,423)	24,071
Cash and cash equivalents of continuing operations at beginning of period	81,948	57,877

Cash and cash equivalents of continuing operations at end of period	$65,525	$81,948

	Twelve Months Ended December 31
	2011	2010
Supplemental disclosure of cash flow information
Cash flow from discontiued operation:
Net cash used in operating activities	$(1,349)	$(377)
Net cash provided by investing activities	3,004	—
Net cash transferred from (to) continuing operations	(1,655)	112
Effect of exchange rates on cash and cash equivalents	—	(1)
Net change in cash and cash equivalents from discontinued operations	—	(266)
Cash and cash equivalents of discontinued operation at beginning of period	—	266
Cash and cash equivalents of discontinued operation at end of period	$—	$—

ADVENT SOFTWARE, INC.

RECONCILIATION OF SELECTED CONTINUING OPERATIONS’ GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations’ operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Three Months Ended December 31, 2011 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$57,066	66%	$10,080	12%	$6,531

Amortization of acquired developed technology	1,899		1,899		1,899
Amortization of other acquired intangibles	—		956		956
Stock-based compensation - cost of revenues	960		960		960
Stock-based compensation - operating expenses	—		4,011		4,011
Restructuring charges	—		565		565
Income tax adjustment for non-GAAP (1)	—		—		(3,180)

Non-GAAP	$59,925	69%	$18,471	21%	$11,742

Diluted net income per share
GAAP					$0.12
Non-GAAP					$0.22

Shares used to compute diluted net income per share					53,051

	Three Months Ended December 31, 2010 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$53,303	71%	$11,728	16%	$9,248

Amortization of acquired developed technology	831		831		831
Amortization of other acquired intangibles	—		295		295
Stock-based compensation - cost of revenues	761		761		761
Stock-based compensation - operating expenses	—		4,031		4,031
Restructuring charges	—		230		230
Income tax adjustment for non-GAAP (1)	—		—		(3,857)

Non-GAAP	$54,895	73%	$17,876	24%	$11,539

Diluted net income per share
GAAP					$0.17
Non-GAAP					$0.21

Shares used to compute diluted net income per share					54,823

(1)          The estimated non-GAAP effective tax rate was 35% for the three months ended December 31, 2011 and 2010, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes.

ADVENT SOFTWARE, INC.

RECONCILIATION OF SELECTED CONTINUING OPERATIONS’ GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations’ operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Twelve Months Ended December 31, 2011 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$215,476	66%	$42,565	13%	$28,331

Amortization of acquired developed technology	6,019		6,019		6,019
Amortization of other acquired intangibles	—		2,807		2,807
Stock-based compensation - cost of revenues	3,468		3,468		3,468
Stock-based compensation - operating expenses	—		15,670		15,670
Acquisition related	—		936		936
Investment loss	—		—		500
Restructuring charges	—		696		696
Income tax adjustment for non-GAAP (1)	—		—		(12,005)

Non-GAAP	$224,963	69%	$72,161	22%	$46,422

Diluted net income per share
GAAP					$0.52
Non-GAAP					$0.86

Shares used to compute diluted net income per share					54,085

	Twelve Months Ended December 31, 2010 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$196,691	69%	$36,305	13%	$24,319

Amortization of acquired developed technology	3,325		3,325		3,325
Amortization of other acquired intangibles	—		1,272		1,272
Stock-based compensation - cost of revenues	2,915		2,915		2,915
Stock-based compensation - operating expenses	—		15,515		15,515
Restructuring charges	—		840		840
Income tax adjustment for non-GAAP (1)	—		—		(9,656)

Non-GAAP	$202,931	72%	$60,172	21%	$38,530

Diluted net income per share
GAAP					$0.45
Non-GAAP					$0.71

Shares used to compute diluted net income per share					54,476

(1)          The estimated non-GAAP effective tax rate was 35% for the twelve months ended December 31, 2011 and 2010, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes.

Advent Software, Inc.

Reconciliation of Projected Continuing Operations’ GAAP Operating Income %

to Non-GAAP Operating Income %

(Preliminary and unaudited)

Advent provides projections of non-GAAP measures of its continuing operations’ operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations’ GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations’ underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Twelve Months Ended December 31, 2012
	Continuing Operations
	Operating Income %

Projected GAAP	14.0%	to	14.5%

Projected amortization of acquired developed technology and other acquired intangible asset adjustment		3%
Projected stock-based compensation adjustment		6%

Projected non-GAAP	23.0%	to	23.5%